Note Employee benefits (Components of net periodic benefit cost) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Pension Plans
Personnel costs:
Service cost	$ 0	$ 0	$ 0
Other operating expenses
Interest cost	25,493	25,889	26,558
Expected return on plan assets	(40,240)	(42,752)	(40,646)
Amortization of prior service cost (credit)	0	0	0
Recognized net acturial loss	20,260	21,859	20,849
Net periodic benefit (credit) cost	5,513	4,996	6,761
Termination benefit cost	0	0	0
Total net periodic pension cost	5,513	4,996	6,761
OPEB Plan
Personnel costs:
Service cost	1,028	1,026	1,156
Other operating expenses
Interest cost	5,562	5,703	6,021
Expected return on plan assets	0	0	0
Amortization of prior service cost (credit)	(3,470)	(3,800)	(3,800)
Recognized net acturial loss	1,282	569	1,099
Net periodic benefit (credit) cost	4,402	3,498	4,476
Termination benefit cost	1,790	0	0
Total net periodic pension cost	$ 6,192	$ 3,498	$ 4,476